Third Quarter 2016 Summary November 4, 2016

2 This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of our most recent public filings. You should read our public filings, including the Risk Factors set forth therein and the documents that we have filed as exhibits to those filings, completely and with the understanding that our actual future results may be materially different from what we currently expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Safe Harbor Statement

In addition to reporting financial results in accordance with GAAP, we also refer to adjusted EBITDA, non-GAAP net income, revenue growth on a fixed-currency basis and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, changes in fair value of contingent consideration related to acquisitions, interest income and expense, income taxes, depreciation, amortization, disposals and non-cash equity-based compensation; non-GAAP net income as net income excluding the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets and changes in the fair value of contingent consideration related to acquisitions and the estimated tax impact of such adjustments; revenue growth on a fixed-currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues utilizing fixed exchange rates for translating foreign currency revenues for both periods; and free cash flow as cash provided by/(used in) operating activities adjusted for capital expenditures and content acquisition. These figures are non-GAAP financial measures and should be considered in addition to results prepared in accordance with generally accepted accounting principles (GAAP), and should not be considered as a substitute for, or superior to, GAAP results. We use the non-GAAP financial measures adjusted EBITDA, non-GAAP net income, revenue growth on a fixed-currency basis and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management's internal comparisons of the historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. We believe that Adjusted EBITDA, non-GAAP net income and revenue growth on a fixed-currency basis are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that Adjusted EBITDA and non-GAAP net income provide useful information to investors about the performance of the Company's overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance and, with respect to revenue growth on a fixed-currency basis, provides useful information to investors by eliminating the effect offoreign currency fluctuations that are not directly attributable to Shutterstock’s business. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company's ongoing business operations, and provides them with the same measures that we use as the basis for making resource allocation decisions. Please refer to the reconciliation of the differences between Adjusted EBITDA, non-GAAP net income, and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section of our website. Non-GAAP Financial Measures 3

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• Revenue increased 15% to $123.1 million, primarily driven by new customers and an increase in paid downloads • Excluding the impact of currency, revenue increased 17% • Income from Operations increased 40% to $11.3 million • Net Income available to common stockholders increased 129% to $9.4 million • Non-GAAP net income during the quarter increased 41% to $14.3 million • Adjusted EBITDA increased 17% to $23.0 million, which represents a 19% margin; revenue growth was partially offset by higher royalty costs associated with growth in paid downloads and higher personnel expenses to support growth initiatives • Excluding the impact of currency, Adjusted EBITDA margin was 21% • Cash, cash equivalents and short term investments of $290 million at quarter end • Generated $19.9 million of free cash flow during the quarter Q3’16 Financial Highlights 5

• Image library expanded 61% to 102.7 million images • Video library expanded 64% to 5.4 million video clips • Paid downloads grew 8% to 41.2 million • Revenue per download of $2.91, up 8% excluding the impact of foreign currency movements • More than 1.6 million customers contributed to revenue in the prior 12 months • Integrated API with Google; launched plug-in for Adobe Photoshop® • Acquired editorial content libraries: The Art Archive and The Kobal Collection Q3’16 Operating Highlights 6

Consolidated Financial Results ($ in millions) Three Months Ended September 30, Nine Months Ended September 30, 2016 2015% 2016 2015 % Total Revenues $123.1 $107.3 15% $364.1 $309.1 18% Total Expenses 113.7 103.2 10% 341.4 296.5 15% Net Income 9.4 4.1 129% 22.8 12.7 80% Add: Other Income / (Expense) (0.1) 0.8 NM 1.8 3.4 (48%) Add: Tax 2.0 3.2 (38%) 9.7 9.9 (2%) Add: Dep. & Amort. 5.2 3.9 34% 14.2 10.4 37% Add: Stock Based Comp. 6.5 7.7 (15%) 21.1 22.8 (7%) Add: Other Adjustments -- -- -- 1.7 -- -- Adjusted EBITDA $23.0 $19.6 17% $69.5 $59.1 18% Adjusted EBITDA Margin 18.7% 18.3% 19.1% 19.1% Notes -Totals may not sum exactly due to rounding. -Other Adjustments includes accelerated change in fair value of contingent consideration that is recorded as a component of G&A expense. -Total Expenses includes operating expenses and non operating foreign currency gains & losses, changes in the fair value of contingent consideration related to acquisitions, interest income and expense, and the provision for income taxes 7

Free Cash Flow ($ in millions) Three Months Ended September 30, Nine Months Ended September 30, 2016 2015 2016 2015 Net Cash From Operations $35.1 $19.4 $76.7 $59.4 CapEx and Content Acquisitions (15.2) (4.5) (33.0) (12.1) Free Cash Flow $19.9 $14.8 $43.8 $47.4 8 Note -Totals may not sum exactly due to rounding.

Non-GAAP Net Income ($ in millions) Three Months Ended September 30, Nine Months Ended September 30, 2016 2015 2016 2015 Net Income $9.4 $4.1 $22.8 $12.7 Add: Non-Cash Equity-Based Comp 6.5 7.7 21.1 22.8 Add: Acquisition-Related Amortization 1.1 1.2 3.3 3.3 Add: Change in Fair Value of Contingent Consideration 0.1 0.5 2.6 1.4 Less: Tax Effect of Adjustments (2.8) (3.4) (9.7) (9.9) Non-GAAP Net Income $14.3 $10.1 $40.1 $30.3 Diluted Shares Outstanding (M) 35.8 36.3 35.9 36.3 Non-GAAP Net Income / Diluted Share $0.40 $0.28 $1.12 $0.84 9 Notes -Totals may not sum exactly due to rounding. -Tax Effect of Adjustments includes the tax effect of non-cash equity-based compensation, acquisition related amortization expense and change in fair value of contingent consideration.

2016 Guidance 2016 Guidance Implied Y/Y Growth Revenue $495 - $510 million 17% - 20% Income from Operations $43 - $51 million 5% – 24% Adjusted EBITDA $95 - $100 million 12% - 18% Non-Cash Equity Based Comp. $28 - $33 million Capital Expenditures $40 - $45 million 2016 Guidance Numbers Assume End of Period Q3’16 FX Rates Hold Throughout the Remainder of the Year 10